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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                ------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                January 17, 2000
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                           PARKER-HANNIFIN CORPORATION
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

           1-4982                                      34-0451060
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   (Commission File Number)                   (IRS Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio                 44124
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   (Address of principal executive offices)            (Zip Code)

                                 (216) 896-3000
                       -----------------------------------
                         (Registrant's Telephone Number)

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Item 5.  Other Events.

                  On January 17, 2000, Parker-Hannifin Corporation ("PARKER") announced that it had entered into an Agreement and Plan of Merger, dated as of January 14, 2000 (the "MERGER AGREEMENT"), between Parker and Commercial Intertech Corp. ("COMMERCIAL INTERTECH"). Under the terms of the Merger Agreement, Commercial Intertech will be merged with and into Parker (the "MERGER"), with Parker as the surviving corporation.

                  Under the Merger Agreement, each share of Commercial Intertech's common stock will be exchanged for (i) $20.00 of Parker common stock, subject to a collar, or (ii) upon election by Commercial Intertech shareholders, $20 in cash, subject to a maximum of 49% of Commercial Intertech's total shares. The Merger will be accounted for as a purchase and will be tax-free to Commercial Intertech shareholders to the extent they receive Parker common stock.

                  The actual number of shares of Parker common stock to be exchanged for each share of Commercial Intertech common stock will be determined based on the average trading prices of Parker common stock prior to the closing, but will not be less than .3747 shares (if Parker's average stock price exceeds $53.375) or more than .4611 shares (if Parker's average stock price is less than $43.375).

                  The Merger is subject to various conditions set forth in the Merger Agreement, including the approval of the Merger Agreement by shareholders of Commercial Intertech, certain U.S. and foreign regulatory approvals and other customary conditions. It is anticipated that the Merger will close during the quarter ended June 30, 2000.

                  Attached and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1 are copies of (1) the Merger Agreement,
(2) the press release dated January 17, 2000, and (3) the press release dated January 18, 2000.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit           Description

2.1 Agreement and Plan of Merger, dated as of January 14, 2000, between Parker-Hannifin Corporation and Commercial Intertech Corp.

99.1 Press release of Parker-Hannifin Corporation and Commercial-Intertech Corp. dated January 17, 2000, announcing the execution of the definitive merger agreement.

99.2 Press release of Parker-Hannifin Corporation dated January 18, 2000 relating to employment matters.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PARKER-HANNIFIN CORPORATION

Date:  January 19, 2000             By:  /s/ Thomas A. Piraino
                                         ------------------------------
                                         Name:  Thomas A. Piraino
                                         Title: Vice President, General
                                                Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit           Description

2.1 Agreement and Plan of Merger, dated as of January 14, 2000, between Parker-Hannifin Corporation and Commercial Intertech Corp.

99.1 Press release of Parker-Hannifin Corporation and Commercial Intertech Corp. dated January 17, 2000, announcing the execution of the definitive merger agreement.

99.2 Press release of Parker-Hannifin Corporation dated January 18, 2000 relating to employment matters.